UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MY SIZE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MY SIZE, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Meeting to be held on December 30, 2024, at 10:00 a.m. (local time)

At the Offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel

MY SIZE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2024

An annual meeting of stockholders (the “Annual Meeting”) of My Size, Inc. (“My Size”, the “Company”, “we”, “us”, or “our”) will be held on December 30, 2024, at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel at 10:00 a.m. (local time), to consider the following proposals:

1.	To elect a Class III director to serve on our board of directors to serve on our board of directors for a term of three years or until his successor is elected and qualified, for which Ronen Luzon is the nominee;

2.	To ratify the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about November 4, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of stockholders and our 2023 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your board of directors recommends a vote “FOR” Proposals 1 and 2. Only stockholders of record at the close of business on November 4, 2024 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ Ronen Luzon
Ronen Luzon
Member of the Board of Directors November 4, 2024

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON DECEMBER 19, 2024:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2023 Annual Report to Stockholders are available at:

www.proxyvote.com

My Size, Inc.

4 HaNegev St., P.O.B. 1026,

Airport City, Israel, 7010000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 30, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON DECEMBER 30, 2024:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2023 Annual Report to Stockholders are available at:

www.proxyvote.com

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company to be voted at the Annual Meeting of stockholders, which will be held on December 30, 2024 at the offices of the Company’s legal counsel, Barnea Jaffa Lande & Co Law Offices, at 58 HaRakevet St., Tel Aviv 6777016, Israel at 10:00 a.m. (local time), and at any postponements or adjournments thereof.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 4, 2024, the Record Date, will be entitled to receive notice of, attend and vote at the meeting.

What is the Proxy Card?

The Proxy Card enables you to appoint Ronen Luzon, our Chief Executive Officer, and Or Kles, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Luzon and Mr. Kles, to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is a Proxy Statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of one Class 3 director to serve on the Company’s board of directors for a term of three years or until his successor is elected and qualified, for which Ronen Luzon is the nominee (the “Director Election Proposal”); and (ii) the ratification of the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2024 (the “Auditor Reappointment Proposal”).

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice. We intend to mail the Notice on or about November 4, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 1,260,131 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 420,044 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on November 4, 2024, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

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How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

●	By Mail - You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The board of directors has appointed Ronen Luzon, our Chief Executive Officer, and Or Kles, our Chief Financial Officer, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the board of directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal 1 is considered a “non-routine” matter. Proposal 2 is considered a “routine” matter.

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What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

Proposal 1: The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than two.

Proposal 2: The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal 2. Stockholder ratification of the selection of Somekh Chaikin as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is not required by our Bylaws or other applicable legal requirement; however, our board is submitting the selection of Somekh Chaikin to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of Somekh Chaikin, the audit committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

What are the board’s recommendations?

The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

●	“FOR” the Director Election Proposal;

●	“FOR” approval of the Auditor Reappointment Proposal.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

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How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact My Size, Inc., 4 HaNegev St., P.O.B. 1026, Airport City, Israel, 7010000, Attention: Corporate Secretary or by calling us at +972 3 600 9030. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Stockholders who wish to present proposals for inclusion in our proxy materials for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) may do so by following the procedures prescribed in Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. To be eligible, the stockholder proposals must be received by our corporate secretary on or before July 7, 2025. Although the board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Our bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in our proxy statement for that meeting. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2025 Annual Meeting must be submitted in writing to the Company’s Secretary at 4 HaNegev St., P.O.B. 1026, Airport City, Israel 7010000 and received no earlier than September 1, 2025, and no later than October 1, 2025. However, if the date of the 2025 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, December 30, 2025, to be considered at our 2025 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 4 HaNegev St., P.O.B. 1026, Airport City, Israel 7010000 a stockholder proposal must be submitted in writing to the Company’s Secretary at 4 HaNegev St., P.O.B. 1026, Airport City, Israel 7010000 and received no earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a19 under the Exchange Act no later than October 31, 2025. If the date of the 2025 Annual Meeting is changed by more than 30 calendar days from the anniversary date of the 2024 annual meeting, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the date on which public announcement of the date of the 2025 Annual Meeting is first made.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors are classified into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), as follows:

●	Class I, comprised of two directors, Arik Kaufman and Oren Elmaliah (with their terms expiring at our 2025 annual meeting of stockholders and members of such class serving successive three-year terms);
●	Class II, comprised of two directors, Oron Branitzky and Guy Zimmerman (with their terms expiring at our 2026 annual meeting of stockholders and members of such class serving successive three-year terms); and
●	Class III, comprised of one director, Ronen Luzon (with his initial term expiring at the Annual Meeting and who is the nominee for re-election and member of such class serving successive three-year term).

To preserve the classified board structure, a director elected by the board of directors to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation, retirement or removal.

Biographical and certain other information concerning the Company’s nominee for election to the board of directors and additional directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following sets forth certain information with respect to each of our directors who are up for election or re-election at the Annual Meeting (Class I directors) and each additional director currently serving on our board of directors:

Name	Age	Class	Position(s)
Ronen Luzon	54	Class III	Chief Executive Officer and Director

Arik Kaufman*	44	Class I	Director

Oren Elmaliah*	41	Class I	Director

Oron Branitzky*	66	Class II	Director

Guy Zimmerman*	56	Class II	Director

*	Independent as that term is defined by the rules of the Nasdaq Stock Market.

Biographies of Class 3 Director Nominee Subject to Re-election at the Annual Meeting

Ronen Luzon– Director

Ronen Luzon has served as our Chief Executive Officer and a member of our board of directors since September 2013. Since 2006, Mr. Luzon has additionally served as Chief Executive Officer and founder of Malers Ltd., a company in the global security solutions market which provides technological solutions for integrated communication infrastructures, security and control systems. Prior to Malers, he held several senior marketing, sales management and professional services positions in a variety of international high tech companies including VP marketing of GA Tech and Professional Services Manager of Eldat Communication. Mr. Luzon graduated from Middlesex University in London with a B.S. in IT and Business Information Systems. We believe that Mr. Luzon is qualified to serve as a member of our board of directors because of his more than 20 years of experience in the technology sector.

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Biography of Other Directors

Ronen Luzon — Founder, Director & Chief Executive Officer

Ronen Luzon has served as our Chief Executive Officer and a member of our board of directors since September 2013. Since 2006, Mr. Luzon has additionally served as Chief Executive Officer and founder of Malers Ltd., a company in the global security solutions market which provides technological solutions for integrated communication infrastructures, security and control systems. Prior to Malers, he held several senior marketing, sales management and professional services positions in a variety of international high tech companies including VP marketing of GA Tech and Professional Services Manager of Eldat Communication. Mr. Luzon graduated from Middlesex University in London with a B.S. in IT and Business Information Systems. We believe that Mr. Luzon is qualified to serve as a member of our board of directors because of his more than 20 years of experience in the technology sector.

Arik Kaufman – Director

Arik Kaufman has served as a member of our board of directors since June 2017. Mr. Kaufman is an attorney specializing in the fields of commercial law, corporate law and capital markets and since 2016 runs his own law office in Israel. He has vast experience in the fields of financial reporting and financial regulation. Mr. Kaufman serves as the Chief Executive Officer of Steakholder Foods since January 2022. From September 2017 until January 2022, Mr. Kaufman served as VP Business Development of Mor Research Applications. Mr. Kaufman holds an LLB in Law from the Interdisciplinary Center, Herzliya, and is admitted to the Israeli Bar. We believe that Mr. Kaufman is qualified to serve as a member of our board of directors based upon his experience of assisting with the completion of numerous venture capital financings, mergers, acquisitions, and strategic relationships. In addition, he has served as a member of the board of various publicly traded companies, including companies that operate in the same industry as us.

Oren Elmaliah – Director

Oren Elmaliah, has served as a member of our board of directors since May 2017. In September 2015, Oren Elmaliah founded Accounting Team IL and has acted as Account Manager since then. Accounting Team IL is a financial consultancy and service provider to public companies traded in Israel and abroad. Since February 2017, Mr. Elmaliah has served as controller of Enlivex Therapeutics Ltd., and since January 2017 he has served as Chief Financial Officer of Presstek Israel. In addition, since September 2015, Mr. Elmaliah has served as an Israel Authorities Reporting Officer of LG Electronics Israel and since September 2015 he has served as Local Financial Report Consultant of Chiasma. From July 2011 until August 2015, Mr. Elmaliah served as CPA, Financial Director of CFO Director Ltd and from June 2010 until July 2011 he served as Risk Management Consultant of RSM International Limited. Mr. Elmaliah holds a B.A. in Accounting/Economics and a Msc. in Finance/Accounting from Tel Aviv University, Israel. He is a licensed Certified Public Accountant in Israel. We believe that Mr. Elmaliah is qualified to serve as a member of our board of directors because of his vast finance experience and public company management and administration in the fields of finance, accounting, and financial regulation.

Oron Branitzky – Director

Oron Branitzky has served as a member of our board of directors since March 2017. Mr. Barnitzky has vast experience in retail technology. Since November 2017, Mr. Branitzky has served as Global Retail Business Development at Superup, and from January 2007 until December 2014 he served as Vice President of Sales and Marketing at Pricer AB. Prior to that, Mr. Branitzky has served as VP Marketing and Sales at Eldat Communication and Sarin Technologies Ltd. Since January 2015, Mr. Branitzky has served as chairman of the board of directors of WiseShelf Ltd. and from May 2015 until March 2016, Mr. Branitzky served as an advisory board member of ciValue. Mr. Branitzky received a B.S. from the Hebrew University of Jerusalem and an MBA in International Marketing from Tel Aviv University. We believe that Mr. Branitzky is qualified to serve as a member of our board of directors because of his more than 20 years of experience in managing the sales of hi-tech solutions to retailers across the globe.

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Guy Zimmerman – Director

Guy Zimmerman has served as a member of our board of directors since August 2021. Since November 2023, Mr. Zimmerman serves as Chief Executive Officer of XJet 3D having served as Chief Marketing Officer from August 2022. Previously, Mr. Zimmerman served as Founder and CEO of ManuFuture, an online b2b engineering marketplace, since February 2021. Prior to that from 2017 to 2021, Mr. Zimmerman acted as a consultant to several technology start-ups and was a founding partner of a business travel online platform. From 2013 to 2017, Mr. Zimmerman served as EVP of Marketing and Business Development of Kornit Digital and was part of the IPO leadership. Prior to that, Mr. Zimmerman served as VP of Global Sales and Business Development at Tefron Ltd., a provider of seamless garment technology, where he led the $100m sales and sales support organization serving global retail and fashion brands. Prior to that he served as Vice President of Strategy and Business Development at Tnuva Group, Israel’s largest food manufacturer and spent eight years at McKinsey & Company. Mr. Zimmerman previously led a software startup in the field of operational healthcare management systems. Mr. Zimmerman holds a B.Sc. in Industrial Engineering from Tel Aviv University in Israel. We believe that Mr. Zimmerman is qualified to serve as a member of our board of directors because of his experience in business development in the technology and retail sectors.

Board Diversity Matrix

The table below provides certain information regarding the diversity of our board of directors as of the date of this annual report.

Board Diversity Matrix (As of NOVEMBER 4, 2024)

Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	#	5	#	#
Part II: Demographic Background
African American or Black	#	#	#	#
Alaskan Native or Native American	#	#	#	#
Asian	#	#	#	#
Hispanic or Latinx	#	#	#	#
Native Hawaiian or Pacific Islander	#	#	#	#
White	#	1	#	#
Two or More Races or Ethnicities	#	1	#	#
LGBTQ+		0
Did Not Disclose Demographic Background		3

Family Relationships

Ronen Luzon, the Chief Executive Officer and a member of our board of directors, and Billy Pardo, the Chief Product Officer and Chief Operating Officer, are husband and wife. There are no other family relationships among any of our current or former directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

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Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on 6 occasions during the fiscal year ended December 31, 2023. Each of the members of the board attended at least 80% of the meetings held by the board during the fiscal year ended December 31, 2023. Other than Mr. Luzon, none of our directors attended our 2023 annual meeting of stockholders.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Audit Committee

Our audit committee, is comprised of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Elmaliah serves as chairman of the audit committee. The audit committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on our website www.mysizeid.com.

The board of directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the board of directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The board of directors has determined that Oren Elmaliah is an “audit committee financial expert” serving on its audit committee as the SEC has defined that term in Item 407 of Regulation S-K.

The audit committee met on 4 occasions during the fiscal year ended December 31, 2023. Each of the members of the audit committee attended 100% of the meetings held by the audit committee during the fiscal year ended December 31, 2023.

Compensation Committee

Our compensation committee consists of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Branitzky serves as chairman of the compensation committee.

The compensation committee’s roles and responsibilities include making recommendations to the board of directors regarding the compensation for our executives, the role and performance of our executive officers, and appropriate compensation levels for our CEO, which are determined without the CEO present, and other executives. Our compensation committee also administers our 2017 Equity Incentive Plan and our 2017 Consultant Equity Incentive Plan. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the compensation committee’s composition and meetings. The compensation committee charter is available on our website www.mysizeid.com.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the performance objectives to the compensation committee.

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The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

Our board of directors has determined that all of the members of the compensation committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The compensation committee did not meet in person during the fiscal year ended December 31, 2023.

Nominating and Governance Committee

The members of the nominating and corporate governance committee are Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Kaufman serves as chairman of the corporate governance and nominations committee. The nominating and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the nominating and corporate governance committee’s composition and meetings. The nominating and corporate governance committee charter is available on our website www.mysizeid.com.

The nominating and corporate governance committee develops, recommends and oversees implementation of corporate governance principles for us and considers recommendations for director nominees. The nominating and corporate governance committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC. Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws. See “When are Stockholder Proposals Due for the 2025 Annual Meeting?”

The nominating and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should be accomplished in his or her field and have a reputation, both personal and professional, that is consistent with our image and reputation;

●	should have relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise; and

●	should be of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board of directors members. The nominating and corporate governance committee will not distinguish among nominees recommended by stockholders and other persons.

Our board of directors has determined that all of the members of the nominating and corporate governance committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

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The nominating and corporate governance committee did not meet in person during the fiscal year ended December 31, 2023.

Stockholder Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders or other interested parties may communicate with any director by writing to them at My Size, Inc., HaNegev 4, POB 1026, Airport City, Israel 7010000, Attention: Corporate Secretary.

Code of Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees. The text of the Code of Business Conduct and Ethics is publicly available on our website at www.mysizeid.com. Information contained on, or that can be accessed through, our website does not constitute a part of this report and is not incorporated by reference herein. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.mysizeid.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we have in the past had a different person serving in each such role. The position of Chairman is currently vacant. The decision whether to combine or separate these positions depends on what our board deems to be in the long term interest of stockholders in light of prevailing circumstances. The separation of duties provides strong leadership for the board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our board of directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Anti-hedging Policy

Our insider trading policy prohibits directors, officers and other employees or contractors from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time.

Director Compensation

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2023.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(1)(2)	Total ($)
Oren Elmalih	14,000	-	14,000
Oron Barnitzky	14,000	-	14,000
Arik Kaufman	14,000	-	14,000
Guy Zimmerman	12,500	-	12,500

(1)	Fees for the year 2023 are based on average US$/NIS representative exchange rates of NIS 3.69.

(2)	Amounts in this column represent the grant date fair value of options granted to the non-employee directors during 2022 computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the non-employee directors. The assumptions made in valuing the options reported in this column are discussed in Note 14 to our financial statements for the year ended December 31, 2023.

We compensate our non-employee directors for their service as a member of our board. Mr. Luzon received no separate compensation for board service. Mr. Luzon’s compensation is set forth above in the Summary Compensation Table.

Each non-employee director is entitled to receive a per meeting fee of $325. Non-employee directors are also reimbursed for their travel and reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings, to the extent that attendance is required by the board or the committee(s) on which that director serves.

On February 14, 2024, the compensation committee of the Board of Directors of the Company granted restricted stock units under the 2017 Plan to each non-employee director, pursuant to which they were each issued 2,500 restricted stock units. The restricted stock units vest on January 1, 2025.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ONE NOMINEE NAMED ABOVE UNTIL THE TERM OF SUCH DIRECTOR EXPIRES IN ACCORDANCE WITH HIS CLASS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of November 4, 2024 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)

Executive officers and directors:
Ronen Luzon	73,200	(3)	5.8%
Or Kles	22,400	(4)	1.8%
Billy Pardo	73,200	(5)	5.8%
Arik Kaufman	2,650	(6)	*
Oren Elmaliah	2,650	(7)	*
Oron Branitzky	2,650	(8)	*
Guy Zimmerman	2,500	(9)	-
All Executive Officers and Directors as a Group (7 persons)	106,050		8.4%

*	Less than 1%
**	All numbers have been adjusted to reflect the one-for-eight reverse stock split, which the Company effected on April 19, 2024.

(1) The address of each person is c/o My Size, Inc., 4 HaNegev St., P.O.B. 1026, Airport City, Israel 7010000 unless otherwise indicated herein.

(2) The calculation in this column is based upon 1,260,131 shares of common stock outstanding on November 4, 2024. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of November 4, 2024 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3) Consists of (i) 50,000 shares of restricted stock granted under the 2017 Plan, (ii) options to purchase up to 800 shares of our common stock, and (iii) 21,750 shares of restricted stock granted to Billy Pardo, Ronen Luzon’s spouse under the 2017 Plan, and (iv) options to purchase up to 650 shares of our common stock which are held by Ms. Pardo. Mr. Luzon may be deemed to beneficially hold the securities of us held by Ms. Pardo.

(4) Consists of (i) 21,750 shares of restricted stock granted under the 2017 Plan, and (ii) an option to purchase 650 shares of our common stock. Does not include an aggregate of 14,970 shares of restricted stock over which Mr. Kles has been designated the initial proxy to vote such shares pursuant to a voting agreement entered into between Whitehole S.L., Twinbel S.L. and EGI Acceleration, S.L.

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(5) Consists of (i) 21,750 shares of restricted stock granted under the 2017 Plan, (ii) options to purchase up to 650 shares of our common stock, (iii) 50,000 shares of restricted stock which are held by Ronen Luzon, Billy Pardo’s spouse, and (v) options to purchase up to 800 shares of our common stock which are held by Mr. Luzon. Ms. Pardo may be deemed to beneficially hold the securities of the Company held by Mr. Luzon.

(6) Consists of (i) 2,500 shares of restricted stock granted under the 2017 Plan, and (ii) options to purchase up to 150 shares of our common stock.

(7) Consists of (i) 2,500 shares of restricted stock granted under the 2017 Plan, and (ii) options to purchase up to 150 shares of our common stock.

(8) Consists of (i) 2,500 shares of restricted stock granted under the 2017 Plan, and (ii) options to purchase up to 150 shares of our common stock.

(9) Consists of 2,500 shares of restricted stock granted under the 2017 Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information about our executive officers:

Name	Age	Position
Ronen Luzon	54	Chief Executive Officer and Director
Or Kles	41	Chief Financial Officer
Billy Pardo	49	Chief Operating Officer and Chief Product Officer

Ronen Luzon — Founder, Director & Chief Executive Officer

Mr. Luzon’s biography is listed under Proposal 1—Election of Directors.

Or Kles — Chief Financial Officer

Or Kles has served as our Chief Financial Officer since May 2016. He is a certified public accountant with a broad, diverse financial background. From May 2013 until April 2016 he served as Assistant Controller of Shikun and Binui-Solel Boneh Infrastructure Ltd. and from December 2010 until May 2013 he served as an Associate at KPMG. Mr. Kles holds an MBA and a B.A. in Business Management and Accounting (specializing in financing) from The College of Management Academic Studies. Mr. Kles is a certified public accountant in Israel.

Billy Pardo — Chief Operating Officer and Chief Product Officer

Billy Pardo has served as our Chief Product Officer since May 2014 and Chief Operating Officer since April 2019. From April 2010 until August 2013, Ms. Pardo served as Senior Director of Product Management of Fourier Education. Among her areas of expertise are launching products from concept to successful delivery in various methodologies, including Fourier Education’s award-winning einstein™ Science Tablet. Prior to that Ms. Pardo served in various product management positions including, Project Manager of Time to Know, Product Marketing Manager of RiT Technologies, Product Manager of Pricer AB and R&D Team Leader at Pricer AB. Ms. Pardo previously served as Software Engineer at Eldat Communication Ltd., and QA Engineer at NICE Systems. Ms. Pardo received an MBA from The Interdisciplinary Center and a B.A. in Computer Science from The Academic College of Tel-Aviv-Yaffo.

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Summary Compensation Table

The following sets forth the compensation paid by us to our named executive officers, during the years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Ronen Luzon	2023	165,000	-	213,000	-	115,000	493,000
Chief Executive Officer	2022	173,000	-	223,000	8,000	126,000	530,000

Or Kles	2023	116,000	-	51,000	-	65,000	232,000
Chief Financial Officer	2022	123,000	-	53,000	7,000	71,000	254,000

Billy Pardo	2023	128,000	-	51,000	-	91,000	270,000
Chief Operating Officer	2022	134,000	-	53,000	7,000	100,00	294,000

(1) Salary for the years 2023 and 2022 are based on average US$/NIS representative exchange rates of NIS 3.687 and NIS 3.358 respectively.

(2) Amounts in this column represent the grant date fair value of options granted to the named executive officers during 2023 and 2022, computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officers. The assumptions made in valuing the options reported in this column are discussed in Note 14 to our audited financial statements for the year ended December 31, 2022 and Note 4 to our condensed consolidated interim financial statements for the quarterly period ended September 30, 2023.

All Other Compensation Table

The “All Other Compensation” amounts set forth in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance* ($)	Education Fund* ($)	Other social benefits** ($)	Total ($)
Ronen Luzon	2023	29,000	28,000	14,000	44,000	115,000
	2022	32,000	31,000	15,000	48,000	126,000

Or Kles	2023	14,000	19,000	9,000	23,000	65,000
	2022	15,000	21,000	10,000	25,000	71,000

Billy Pardo	2023	14,000	23,000	12,000	42,000	91,000
	2022	16,000	25,000	13,000	46,000	100,000

* Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

** Other social benefits for 2023 and 2022 for all named individuals includes tax payments in respect of social benefits.

Agreements with Named Executive Officers

Ronen Luzon

On November 18, 2018, My Size Israel, our wholly owned subsidiary, entered into an employment agreement with Ronen Luzon, or the Luzon Employment Agreement, pursuant to which Mr. Luzon will serve as our Chief Executive Officer. Pursuant to the terms of the Luzon Employment Agreement, Mr. Luzon receives NIS 55,000 per month as his base salary and shall be eligible to receive such bonus as determined by us. In addition, Mr. Luzon shall be entitled social benefits and to other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Luzon Employment Agreement and subject to certain conditions, payments made by the Company to the pension fund or manager’s insurance fund shall be made in lieu of severance payments due to Mr. Luzon. The term of the Luzon Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Mr. Luzon’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Luzon Employment Agreement).

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Or Kles

On November 18, 2018, My Size Israel entered into an employment agreement with Or Kles, or the Kles Employment Agreement, pursuant to which Mr. Kles will serve as our Chief Financial Officer. Pursuant to the terms of the Kles Employment Agreement, Mr. Kles receives NIS 38,000 per month as his base salary and shall be eligible to receive such bonus as determined by us. In addition, Mr. Kles shall be entitled to social benefits and other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Kles Employment Agreement and subject to certain conditions, payments made by us to the pension fund or the manager’s insurance fund shall be made in lieu of severance payments due to Mr. Kles. The term of the Kles Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Mr. Kles’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Kles Employment Agreement).

Billy Pardo

On November 18, 2018, My Size Israel entered into an employment agreement with Billy Pardo, or the Pardo Employment Agreement, pursuant to which Ms. Pardo will serve as our Chief Product Officer. Pursuant to the terms of the Pardo Employment Agreement, Ms. Pardo receives NIS 47,500 per month as her base salary and shall be eligible to receive such bonus as determined by us. In addition, Ms. Pardo shall be entitled to social benefits and other benefits, including, but not limited to, contributions towards an education fund, pension scheme, manager’s insurance, insurance coverage, including insurance in case of disability, annual vacation days, sick leave and expense reimbursement. Pursuant to the terms of the Pardo Employment Agreement and subject to certain conditions, payments made by us to the pension fund or the manager’s insurance fund shall be made in lieu of severance payments due to Ms. Pardo. The term of the Pardo Employment Agreement shall be effective as of September 1, 2018 and shall continue until such time either party provides written notice to the other party at least 75 days in advance of the termination of such agreement. We may also terminate Ms. Pardo’s employment without prior written notice (or payment in lieu of such notice) for Cause (as defined in the Pardo Employment Agreement).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding options held by each of our named executive officers that were outstanding as of December 31, 2023.

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price		Option Expiration Date	Equity incentive plan awards: Number of Unearned Shares that Have Not Vested		Equity incentive plan awards: Market Value of Unearned Shares, That Have Not Vested
Ronen Luzon - Chief Executive Officer
	201	(1)	-	$8.72	(6)	5/29/2025	-		-
	800	(2)	-	$8.72		8/10/2025	12,500		-
			-	-		-	100,000	(7)	$511,250
Or Kles – Chief Financial Officer							-		-
	54	(3)	-	$8.72	(6)	5/29/2025	-		-
	650	(4)	-	$8.72		8/10/2025	-		-
			-	-		-	3,000	(8)	$122,700
Billy Pardo- Chief Operating Officer
	112	(5)	-	$8.72	(6)	5/29/2025	-		-
	650	(4)	-	$8.72	(6)	8/10/2025	-		-
			-	-		-	3,000	(9)	$122,700

*	All numbers have been adjusted to reflect the one-for-eight reverse stock split, which the Company effected on April 19, 2024.

(1) The option has a grant date of May 29, 2019. 34 options vested immediately upon grant, 56 options vested on January 24, 2019, 56 options vested on January 24, 2020 and 55 options vested on January 24, 2021.

(2) The option has a grant date of October 8, 2020, 200 options vested on November 26, 2020, 200 options vested on May 26, 2021, 200 options vested on November 26, 2021, and 200 options vested on May 26, 2022.

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(3) The option has a grant date of May 29, 2019. 20 options vested immediately upon grant, 56 options vested on May 1, 2020, 56 options vested on May 21, 2021 and 55 options vested on May 1, 2022.

(4) The option has a grant date of October 8, 2020, 163 options vested on November 26, 2020, 163 options vested on May 26, 2021, 162 options vested on November 26, 2021, and 162 options vested on May 26, 2022.

(5) The option has a grant date of May 29, 2019. 27 options vested immediately upon grant, 28 options vested on January 24, 2019, 28 options vested on January 24, 2020 and 28 options vested on January 24, 2021.

(6) On July 13, 2023, the compensation committee of the Board of Directors of the Company reduced the exercise price of outstanding options of employees and directors of the Company for the purchase of an aggregate of 2,947 shares of common stock of the Company (with exercise prices of $208 per share) to $8.72 per share, which was the closing price for the Company’s common stock on July 13, 2023.

(7) The restricted share award has a grant date of September 29, 2022 and shall vest in three equal installments on January 1, 2023, January 1, 2024, and January 1, 2025.

(8) The restricted share award has a grant date of September 29, 2022 and shall vest in three equal installments on January 1, 2023, January 1, 2024, and January 1, 2025.

(9) The restricted share award has a grant date of September 29, 2022 and shall vest in three equal installments on January 1, 2023, January 1, 2024, and January 1, 2025.

On February 14, 2024, the compensation committee of the Board of Directors of the Company granted restricted stock awards under the 2017 Plan to Ronen Luzon, Or Kles and Billy Pardo, pursuant to which they were issued 37,500 restricted shares, 18,750 restricted shares and 18,750 restricted shares, respectively. The restricted stock shall vest in three equal installments on January 1, 2025, January 1, 2026 and January 1, 2027, conditioned upon continuous employment with the Company, and subject to accelerated vesting upon a change in control of the Company.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The audit committee has appointed Somekh Chaikin, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2024. The board proposes that the stockholders ratify this appointment. We expect that representatives of Somekh Chaikin will be either physically present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by Somekh Chaikin for each of our last two fiscal years for the categories of services indicated.

Fee category	2023	2022
Audit Fees	$205,005	$198,910
Audit – related fees	-	$18,000
Tax fees	33,166	$30,667
Total fees	238,171	247,577

Audit Fees

Somekh Chaikin billed us audit fees in the aggregate amount of $205,005 and $198,910 for the years ended December 31, 2023 and 2022, respectively. These fees relate to the audit of our annual financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for S-1 and S-3.

Audit-Related Fees

Somekh Chaikin billed us audit-related fees in the aggregate amount of zero and $18,000 for the year ended December 31, 2023 and 2022, respectively. The fees for the year ended December 31, 2022 related to due diligence services performed by an independent registered public accounting provided during the period.

Tax Fees

Somekh Chaikin billed us tax fees in the aggregate amount of $33,166 and $30,667 for the year ended December 31, 2023 and 2022, respectively. These fees relate to professional services, including tax and VAT consulting and compliance performed by an independent registered public accounting provided during the period.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023 and December 31, 2022 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on these reviews and discussions, the audit committee has recommended to the board that the audited financial statements be included in our Form 10-K for the year ended December 31, 2023.

Oron Branitzky
Oren Elmaliah
Arik Kaufman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2022, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements generally provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our common stock to our officers and directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Restricted Stock and Restricted Stock Grants

Since our inception we have granted restricted stock and Restricted Stock Unit awards to our officers and directors. Such restricted stock award agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Director Independence

See “Nominees for Director” above for a discussion regarding the independence of the members of our board of directors.

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ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2023 is available with this proxy statement at www.proxyvote.com. Any person who was a beneficial owner of our ordinary shares on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting the Annual Report as a stockholder of My Size at such date. Requests should be directed in writing to My Size, Inc., 4 HaNegev St., P.O.B. 1026, Airport City, Israel, 7010000, Attention: Corporate Secretary or by calling us at +972 3 600 9030, Attention: Corporate Secretary. Our Annual Report, as well as other company reports, are also available on the SEC’s website (www.sec.gov).

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OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

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SCAN TO
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MY SIZE, INC.
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TEL AVIV 6777016, ISRAEL

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59334-P21351

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MY SIZE, INC.

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. To elect Ronen Luzon as a Class III director to serve on the Company's board of directors for a term of three years or until his successor is elected and qualified.	☐	☐	☐
2. To ratify the appointment of Somekh Chaikin as the Company's independent public accountant for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V59335-P21351

MY SIZE, INC.

Annual Meeting of Stockholders

December 30, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of My Size, Inc. (the "Company"), a Delaware company, hereby appoints Ronen Luzon and Or Kles and each of them acting individually, as the proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the annual meeting of stockholders of the Company to be held at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel, on December 30, 2024 at 10:00 a.m. Israel Time (3:00 a.m. Eastern Time), or at any adjournment(s) or postponement(s) thereof, with respect to all shares of common stock, par value $0.001, of the Company which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, provided said proxies are authorized and directed to vote as indicated with respect to the matter set forth below this Proxy. Subject to applicable law and the rules of Nasdaq, in the absence of such instructions, the shares represented by properly executed and received proxies will be voted "FOR" the proposed resolution to be presented to the annual meeting or any adjournment(s) or postponement(s) thereof for which the board of directors of the Company recommends a "FOR" vote.

In his discretion, each proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. **The proxy will be voted in accordance with the specifications made, but if no choices are indicated, this proxy will be voted FOR all the proposals listed on the reverse side. The board of directors recommends a vote FOR proposals 1 and 2.**

(Continued and to be signed on Reverse Side)